EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of March 1, 2007, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2007-A2 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH, as the servicer (in such capacity, the “Servicer”) and U.S. Bank National Association (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller have entered into a certain Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and PHH Mortgage Corporation has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Schedule I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, the Servicer has agreed to service the Specified Mortgage Loans for the applicable Servicing Fee Rate (as defined in the Pooling and Servicing Agreement referred to below) of 0.250% or 0.375% ; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Sellers hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Sellers hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisition’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and the Sellers shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Sellers, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 12.07 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Sellers or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Each Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below) (or, with respect to the representations and warranties specifically mentioned in Section 3.05 of the Agreement, as of the applicable Funding Date (as defined in the Agreement)), the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust (other than those representations and warranties specifically excepted pursuant to Section 3.05 of the Agreement), and by this reference incorporates such representations and warranties herein, as of such Closing Date.  In addition, each Seller hereby represents and warrants that (i) each Specified Mortgage Loan sold by it under the Agreement is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code and (ii) each Specified Mortgage Loan sold by it under the Agreement that is a Cooperative Loan is secured by stock in a “cooperative housing corporation” within the meaning of Section 216(b) of the Code.

4.

The Servicer hereby acknowledges that U.S. Bank National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2007-A2 and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank National Association

ABA Number:  091000022

Account Name:  U.S. Bank Corporate Trust

Account number:  173103322058

For further credit to:

JPMMT 2007-A2,

Distribution Account Number:  111843000

The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Drive, #205

Eagan, MN 55122

Attention:  JPMMT 2007-A2

Telecopier: (651) 365-6384

5.

Establishment of Collection Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Mortgage Trust 2007-A2, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendments to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

With respect to the Specified Mortgage Loans, “Permitted Investments” shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

(b)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that the Servicer’s aggregate obligations under Section 5.04, clause (4)(ii) of the Agreement, with respect to a Mortgage Pool (as defined in the Pooling and Servicing Agreement) for any month shall be limited to the total amount of Servicing Fees actually received for the Specified Mortgage Loans in such Mortgage Pool by the Servicer during such month.

(c)

Section 6.02 of the Agreement is hereby replaced in its entirety with the following:

“Section 6.02

Reporting.

  On or before the fifth Business Day after the end of the related Due Period during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the forms set forth on Exhibit 6.02 attached hereto (or such other format or such other data as is mutually agreed upon by the Servicer, the Master Servicer and the Purchaser) with respect to the most recently ended Monthly Period, or the Servicer shall provide training and passwords to the Purchaser to have access to view such reports via the Servicer’s website.  Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date.

The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.”

(d)

Exhibit I hereto is hereby added as Exhibit 6.02(i) to the Agreement.

(e)

Exhibit II hereto is hereby added as Exhibit 6.02(j) to the Agreement.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreement to be made to JPMorgan Acquisition, the Depositor, the Trustee, PHH, Bishop’s Gate and the Servicer shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2007-A2

In the case of the Trustee:

HSBC Bank USA National Association

452 Fifth Avenue

New York, New York 10018

Attention:  CTLA - Structured Finance

In the case of PHH:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of Bishop’s Gate:

c/o PHH Mortgage Corporation, as Administrator

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of the Servicer:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of the Master Servicer:

U.S. Bank National Association

2121 Cliff Drive, #205

Eagan, MN 55122

Attention:  JPMMT 2007-A2

Telecopier:  (651) 365-6384

With a copy to the Securities Administrator:

U.S. Bank National Association

60 Livingston Avenue, EP-MN-WS3D

St. Paul, Minnesota 55107

Telecopier: (866) 831-7910

Attention: Structured Finance/JPMMT 2007-A2

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By: _/s/ Rosa Hyun______________________

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: _/s/ Stanley P. Labanowski______________

Name: Stanley P. Labanowski

Title: Executive Vice President & Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2007-A2

By: _/s/ Fernando Acebedo________________

Name: Fernando Acebedo

Title: Vice President

PHH MORTGAGE CORPORATION

By: _/s/ Karen Collins____________________

Name: Karen Collins

Title: Asst. Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST

By: _/s/ Karen Collins____________________

Name: Karen Collins

Title: Asst. Vice President

PHH MORTGAGE CORPORATION, as Servicer

By: _/s/ Karen Collins____________________

Name: Karen Collins

Title: Asst. Vice President

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Master Servicer

 By: _/s/ Nancie J. Arvin__________________

Name: Nancie J. Arvin

Title: Vice President

Schedule I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]

Exhibit I

Exhibit:  Calculation of Realized Loss/Gain Form

Claim packages must be submitted by the remittance report date.  Packages received late may not be paid until the next reporting cycle.  Documentation is required to support amounts for each item.

Liquidation and Acquisition Expenses:

Line 1 - 3  The Actual Unpaid Principal Balance, Interest accrued at Net Rate and accrued Servicing Fee.  For documentation, an amortization schedule from the date of default through liquidation.  Schedule should include net interest and servicing fees.

Line 4 - 6   Disbursement of Taxes, Hazard and Flood Insurance and MI Insurance from date of default through liquidation.  The documentation should include the date of disbursement, amount of disbursement, period of coverage,

Line 7 - 11  Foreclosure expenses and property preservation.  Provide documentation of all expenses and disbursements.  For escrow advances, please provide a complete payment history.

Line 12  Other requires complete corporate advance histories to support expense.

- REO repairs > $1500 require explanation

- REO reports > $3000 require evidence of a least 2 bids.

- Short Sale or Charge Off require P&L supporting the decision and USBHM's approved Officer Certification

Total lines 1 through 12

Credits:

Line 13 - 22  Complete as applicable.

Documentation required:

- Copy of HUD-1 from sale of REO.  If 3rd Party Sale, bid instructions and Escrow Agent/Attorney.

- Proceeds Breakdown

- Rental Income, if applicable

- Copy of PMI/MI claims and agency payment advice

- Pool Insurance Breakdown, if applicable

- All other credits need to be clearly defined.

Total lines 13 through 22.

Total Realized Loss (or Amount of Any Gain)

The total is the sum of Total Credits less Total Expenses.  If the amount represents a gain,

please indicate the amount as (xxx.xx).

Exhibit 3A: Calculation of Realized Loss/Gain Form

Date:	Borrower:
TO: US Bank Home Mortgage	Property Address:
2121 Cliff Drive, Suite 205
Eagan, MN 55122	Servicer Loan No.:
Master Servicing Department	USBHM Loan No.:
Fax: 365-651-6328

Liquidation Type: REO Sales 3rd Party Sale Short Sale Charge Off

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance	$
Interest accrued at Net Rate
Accrued Servicing Fee
Tax Disbursements
Hazard and Flood Insurance Disbursements
MI Insurance Disbursements
Property Inspections
Attorney’s Fees
FC Costs/Other Legal Expenses
Appraisal/BPO
Utility Expenses
Other (Itemize)

Total Expenses:	$

Credits:
Escrow Balance	$
HIP Refund
Hazard Loss Proceeds
Rent Receipts
Primary Mortgage Claim Funds
HUD Part A
HUD Part B
Pool Insurance Proceeds
Proceeds from Sale of Property
Other (Itemize)

Total Credits:	$

TOTAL REALIZED LOSS (OR GAIN)	$

Prepared By:	Servicer

Phone No.:	Email Address:

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Exhibit II

Exhibit:  Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: U.S. Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply U.S. Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy